Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT Investor Presentation July 30, 2026

Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company” or “Fulgent”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related to long-term upside or value, management of risk, anticipated growth and positioning, addressable market estimates, the Company’s mission, vision and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired or has invested in or may seek to invest in, including statements regarding Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”), Inform Diagnostics, CSI Laboratories, Bako and StrataDx acquisitions, and any potential synergies, or transformation of the Company’s business, long-term visions and strategies, the clinical development of Fulgent Pharma’s pipeline and related statements and assumptions regarding development timelines, any potentially accelerated pathway for regulatory approval, the potential safety and efficacy of the nanodrug delivery platform and any related therapeutic candidates, the potential market size for these candidates and platforms and the value of available data, including genomic data, the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing or timing of enrollment for these clinical trials or that interim or preliminary data will be representative of the final data or results of these trials, and guidance regarding the Company’s future performance and results of operations, including any cash or cash equivalent resource projections. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 27, 2026, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The Company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this presentation. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases, the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. The Company does not provide reconciliations of forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, particularly items related to equity-based compensation, tax effects and potential impairments, among other items, which could be material. Reconciling such items would require unreasonable efforts.

Leadership Team Seasoned legal and privacy professional with nearly two decades of legal experience Privacy Law Specialist; Certified Information Privacy Manager; Certified Information Privacy Professional and an Advisory Board Member with the International Association of Privacy Professionals J.D. from Duke University School of Law Brandon Perthuis Chief Commercial Officer Natalie Prescott General Counsel & Chief Privacy Officer Ming Hsieh Chief Executive Officer Dr. Harry Gao Lab Director and Chief Scientific Officer James Xie President and Chief Operating Officer Paul Kim Chief Financial Officer Extensive experience leading genetic testing commercialization programs since 2003 Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine Prior to Baylor, held senior roles at PerkinElmer, Inc. and Spectral Genomics, Inc. B.S. in Biomedical Science Responsible for managing all global operations, product vision and product engineering Served as an SVP of Cogent Systems, Inc. B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science Experienced financial leader and Certified Public Accountant Previously CFO of Cogent Systems, Inc.; sold to 3M for $943M in 2010 B.A. in Economics from University of California at Berkeley Previously Lab Director at City of Hope Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics Experienced operational leader, entrepreneur and philanthropist Previously CEO, President, and Chairman of Cogent Systems, Inc. Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC Dr. Ray Yin President, Pharma Founder & CEO, ANP Technologies, Inc. Former Team Leader of Nanobiotechnology for Chem/Bio Defense, U.S. Army Research Laboratory Holder of 46 drug delivery/detection patents Ph.D. in Chemistry, University of Southern California

About Fulgent We are a premier global, technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Mission Develop flexible and affordable diagnostics and therapeutics that improve the everyday lives of those around us. Core Values Innovation Customer Service and Commitment Quality and Efficiency Our People Strategy Leverage our proprietary technology platform for broad application Further clinical/regulatory program for Pharma Operational excellence Disciplined M&A

Laboratory Services

Well-positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Transformational acquisitions Scaling partnerships Acquisitions with a strategy of short- and long-term ROI, tangible synergies, and efficient capital deployment 1 2 3 $85M Q2 Revenue 4% Q2 Year-over-Year Revenue Increase 18,400+ GENES | 900+ PANELS CUSTOMIZABLE OFFERINGS Positioned for Growth Proprietary technology platform allows for rapid scaling of a broad, flexible test menu Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology 6

Platform & Capabilities Across 3 Categories Precision Diagnostics Reproductive Health Oncology / Liquid Biopsy Rare Disease Neurogenetics Laboratory Services Anatomic Pathology Dermatopathology Gastrointestinal (GI) Genitourinary (GU) GSP BioPharma Services Spatial Phenotyping Exome / Genome sequencing RNA sequencing Single Cell sequencing

Target Market Opportunity Cancer Diagnostics Early Detection/ Liquid Biopsy Reproductive Health BioPharma Services Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service Infectious Disease Spatial Biology

What Sets Fulgent Apart? Technology Platform A New Approach to NGS Proprietary probes and engineered chemistry Comparison and suppression algorithms Comprehensive analytics powered by AI and ML Extensive Test Menu Leads to a Broader Test Menu 18,400+ single-gene tests (1) 900+ panels Whole Genome and Exome Flexibility enables custom tests for any genes or conditions Preset panels have grown 350% since IPO in 2016 Superior Cost Structure A Better Cost Structure Lab efficiencies, automation, and scale have translated to a sustainable cost structure Partnerships create leverage with sales and marketing Process 100% of volume without the need for outsourcing Rapid Turnaround Time Represents genes covered by single-gene tests. 9

Patients and Providers Research Portal …Provides a Multitude of Advantages Broad test menu Ability to rapidly develop and launch new tests Customizable test offerings Lower costs per billable test High efficiency AI & Proprietary Technology Platform Differentiated Technology... Engineered genetic biochemistry, including reagents and probes Data suppression and comparison algorithms Adaptive learning software Automated reporting Web Services for: Clinical Workflow for: Cancer Carrier Exome Genome Methylation Mitochondrial Rent-a-lane Sequencing Services: WGS/WES RNA Oncology Single Cell Pipeline Services: Curation Tools Curation Content Curation Cloud: Report Editor Curation Warehouse Dry Lab Service Data Analysis Germline Somatic Custom Lab Workflow: Wet Lab Auto Lab Record Management: Patient Record BioBank FulgentDB Fulgent and Picture Websites Benefit Analysis Mito Other 10

Recent Traction with: Hereditary Cancer Cardiovascular Genetics Reproductive Health Neurodegenerative Genetics Newly launched ultra rapid whole genome sequencing Aggressively expanding sales and commercial organization Wide Array of Technologies Services Include: Flow cytometry Cytogenetic analysis Fluorescence in-situ hybridization (FISH) Immunohistochemistry Molecular genetics Consultations in hematopathology and surgical pathology NGS Broad Capabilities Broad Capabilities Breast pathology Gastrointestinal pathology Dermatopathology Urologic pathology Neuropathology Managed care contract network and physician relationships leveraged to provide diagnostic products and services complementary to Fulgent’s portfolio Expansive geographic presence with multiple CLIA-licensed laboratories across the United States Next Generation Sequencing Opportunities Specialized Oncology Testing Comprehensive Anatomic Pathology Services

Expanding the Integrated Diagnostics Platform Acquisition: Bako & StrataDx Adjusted Purchase Price: $56.4 Million Closed: March 17, 2026 AI Integration: Leverages Eziopath, Fulgent's proprietary AI, to automate pathology workflows and improve diagnostic accuracy. Drives commercial synergies: Nearly doubles pathology sales force headcount and introduces specialized dermatopathology expertise. Test Menu Expansion: Adds premier national pathology assets, including PCR tests that optimize costs and offer rapid results. Expands national client and laboratory footprint: Addition of CLIA, CAP, and NY State certified laboratories in Georgia (Bako) and Massachusetts(StrataDx).

Scalable and Affordable Menu for Customers Large Panel Small Panel Focus Panel Single-Gene / Custom Comprehensive Panel Average Sales Price / Test Whole Genome Whole Exome Clinical Exome GREATER OFFERINGS THAN MANY LEADING COMPETITORS CNV+ MANY COMPETITORS DO NOT OFFER Flow Cytometry FISH Histopathology Cytogenetics Molecular

NGS Testing – Offerings Site-Specific Testing Known Mutation Focus (50 Genes) Comprehensive (154 Genes) Somatic Cancer Panels 20 Panels Repeat Expansion 18,400+ Genes Single Gene 800+ Panels Customizable Panels Disease Panels Exome and Whole Genome Genomic Tests

NGS Testing – Germline Oncology Test Menu Fulgent Focus Cancer Panels Fulgent Comprehensive Cancer Panels Customizable: Add additional cancer genes or panels at no charge Genes: 50 Methods: NGS & Del/Dup Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Methods: NGS & Del/Dup Genes: 154 Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Focused Comprehensive

Oncology Testing Platforms Expansive heme and solid tumor menu STAT testing available - PML/RARA <1 day turnaround time CD138 cell enrichment for PCM 3-5 day turnaround time 225+ stains Platform agnostic Roche, Agilent, and Leica IHC Three levels of service – Tech, Global, Consultative PD-L1 - Various IVD platforms and indications <1-2 day turnaround time Hematology and solid tumor menu Extensive single gene menu NGS Solid tumor liquid biopsy NGS offering 5-7 day turnaround time  Oncology and constitutional >20% abnormality detection rate Mitogen stimulation/dual culture DSP30 (detection of B-cell disorders) Interleukin 4 for plasma cell myeloma Phytohemagglutinin and Interleukin 2 (detection of T-cell disorders) Children’s Oncology Group approved 5-7 day turnaround time FISH Histology Cytogenetics Flow Cytometry Molecular 10-color platform Comprehensive panel design High-sensitivity for paroxysmal nocturnal hemoglobinuria Expert analysis and interpretation 12-24 hour turnaround time

NGS Testing – Ultra Rapid Whole Genome Covers > 20,000 genes Fast turnaround (38-48 hours for preliminary report)     Change medical management for up to 87% of babies* Designed for critically ill infants in the NICU/PICU to rapidly diagnose genetic disorders Single nucleotide variants Repeat Expansions Exon deletions/duplications Mitochondrial alterations Genome-wide deletions/duplications Comprehensive detections: TRIO, DUO, or Proband +/- RNA-seq Regions of homozygosity * PMID 34089648 - Analysis limited to DNA analysis of SNVs and CNVs.

The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders Gene Count: 30 The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders Gene Count: 61 The ACOG/ACMG panel screens for common genetic disorders seen in the general population Gene Count: 6 One of the largest panels available for those seeking the most comprehensive testing option Gene Count: 787 The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds Gene Count: 427 NGS Testing – Panel Deep Dive NGS of entire genes, not just hotspots Deletion and duplication analysis Proprietary algorithms for pseudogenes TAT: 2 Weeks Beacon Carrier Screening Beacon ACOG / ACMG Guidelines Panel Beacon Ashkenazi Jewish Panel Beacon Focus Panel Beacon Expanded Panel Beacon787 Panel Comprehensive Beacon Carrier Screening Tests

Therapeutic Development

Background of FID-007 Nanoencapsulated paclitaxel formulation to promote tumor penetration and retention PK showed a rapid and more extensive distribution to tissue/tumor with lower exposures of unbound paclitaxel when compared to solvent-based paclitaxel Enhanced chemotherapy agent as backbone for combination therapy A first-in-human study of FID-007 monotherapy in advanced solid tumors (NCT03537690, N=50) demonstrated: a manageable safety profile without any grade ≥3 peripheral neuropathy an ORR of 45% in a subset of 11 heavily pre-treated patients with R/M HNSCC

FID-007: Study Design Key Eligibility Criteria R/M HNSCC Disease progression after ≤1 prior line of systemic therapy in the R/M setting ECOG PS of 0 or 1 Patients must have prior ICI treatment Patients with prior cetuximab or taxane treatment in the R/M setting is excluded. Clinical Cut-Off Date: April 16, 2026

FID-007: Demographics and Baseline Disease Characteristics Platinum = carboplatin or cisplatin Arm A N=22 (%) Arm B N=24 (%) Age (years) Median (min, max) 64.5 (49, 81) 66.0 (45, 79) Gender Male 17 (77.3) 20 (83.3) Female 5 (22.7) 4 (16.7) Ethnicity Hispanic or Latino 1 (4.5) 8 (33.3) Non-Hispanic or Latino 21 (95.5) 16 (66.7) ECOG PS 0 4 (18.2) 10 (41.7) 1 18 (81.8) 14 (58.3) Primary Tumor Location Oral cavity 12 (54.5) 13 (54.2) Oropharynx 8 (36.4) 8 (33.3) Larynx 2 (0.9) 2 (8.3) Paranasal sinuses 0 1 (4.2) Prior ICI Yes 22 (100) 24 (100) Prior Platinum Tx Yes 15 (68.2) 15 (62.5) Prior Systemic Tx Locally advanced (LA) only 8 (36.4) 7 (29.2) Recurrent / Metastatic (R/M) only 7 (31.8) 10 (41.7) Both LA and R/M 7 (31.8) 7 (29.2) HPV (p16) Status Positive, Oropharynx 7 (31.8) 6 (25.0) All other 15 (68.2) 18 (75.0) Enrollment is completed as of Clinical Cut-Off Date April 16, 2026 46 patients were randomized and received ≥ 1 dose of FID-007 (ITT and safety populations) 42 patients were efficacy-evaluable

FID-007: Best Overall Response Subgroup Category ORR, n (%) p16 status p16 Positive OPC (N=11) 5 (45.5) Other HNSCC (N=31) 21 (67.7) Prior Platinum Therapy Yes (N=27) 17 (63.0) No (N=15) 9 (60.0)   Arm A (N=21) Arm B (N=21) Total (N=42) BOR, n(%)       CR 2 (9.5) 5 (23.8) 7 (16.7) PR 10 (47.6) 9 (42.9) 19 (45.2) SD 4 (19.0) 6 (28.6) 10 (23.8) PD 3 (14.3) 1 (4.8) 4 (9.5) NE 2 (9.5) 0 2 (4.8) ORR, n (%) 12 (57.1) 14 (66.7) 26 (61.9) DCR, n (%) 16 (76.2) 20 (95.2) 36 (85.7)

FID-007: Tumor Response and Treatment Duration Best Overall Change in Tumor Size of Target Lesions from Baseline Responders Arm A (N=12) Arm B (N=14) Median DOR (95% CI, mo) 7.36 (1.87, NE) 5.98 (2.17, NE) Median TTR (Min, Max, mo) 1.77 (1.68, 7.29) 1.84 (1.64, 3.61) Arm A Arm B Duration of Response and Time to Response

FID-007: Tumor Response and Treatment Duration ITT population Arm A (N=22) Arm B (N=24) Total (N=46) Median PFS (95% CI, mo) 6.74 (4.17, 12.81) 5.75 (5.42, 9.20) 6.67 (5.42, 9.20) Overall Survival (ITT Population) 1-year OS 63.4% Progression-Free Survival (ITT Population)

Adverse event category, n (%) Arm A (N=22) Arm B (N=24) Total (N=46) Any TEAEs 20 (90.9) 24 (100) 44 (95.7) Any TEAEs of >= CTCAE Grade 3 15 (68.2) 22 (91.7) 37 (80.4) Any TEAEs related to FID-007 20 (90.9) 24 (100) 44 (95.7) Any TEAEs related to Cetuximab 18 (81.8) 21 (87.5) 39 (84.8) Any serious TEAEs 10 (45.5) 13 (54.2) 23 (50.0) Any TRAEs leading to dose modification of FID-007 11 (50.0) 19 (79.2) 30 (65.2) Any TRAEs leading to withdrawal of FID-007 0 2 (8.3) 2 (4.3) Any TRAEs leading to death* 0 1 (4.2) 1 (2.2) Arm A Arm B FID-007: Summary of Adverse Events * 1 Grade 5 TRAE in Arm B (pneumonia)

FID-007: Interim Clinical Data In an ongoing Phase 2, open-label trial and as of June 2026, FID-007 demonstrated encouraging clinical activity when combined with cetuximab in patients with R/M HNSCC Efficacy ORR: 61.9% mDOR: 7.4 mo (95% CI: 3.7-11.1) mPFS (ITT): 6.7 mo (95% CI: 5.4-9.2) mOS: not mature; 1-Year OS: 63.4% Safety Manageable safety profile with no infusion-related reaction or grade ≥3 peripheral neuropathy Phase 3 study 125 mg/m2 dose is proposed for Phase 3 study.

Potential Market Opportunity for FID-007 Pancreatic H&N1 $1.86B in 2025 $2.1B by 2035 Note: U.S. opportunity shown Sources: Evaluate Pharma, Wall Street research, and management pricing expectations Head & Neck, or H&N, market opportunity for both 2nd line and 3rd line therapy Initial Indication Subsequent Indications Breast Ampullary NSCLC

FID-022: FIH Study Design (BOIN1) L1: 20 mg/m L5: 100 mg/m L4: 80 mg/m L3: 60 mg/m L2: 40 mg/m L6:120 mg/m Dose escalation BOIN design N≥3 each dose level Total ≤ 24 Monotherapy: Infusion on Days 1 and 8 of every 21-day cycle Simulate possible dose de-escalation 2 2 2 2 2 2 Cycle 1 Cycle 2 D1 D8 D15 D22 D29 D36 D43 D50 D57 Cycle 3 FID-022-001 Clinical Update Dose level 1, 2 3 & 4  are completed 1. Bayesian Optimal Interval Design, a type of model-assisted dose finding design used to determine the maximum tolerated dose. Days:

Pipeline FID-007: wholly-owned drug candidate initially focused on Head & Neck (H&N), Pancreatic/Ampullary cancers Phase 2 trial ongoing for 2nd line treatment of H&N cancer FID-022 Phase 1 trial ongoing Potential FDA approval strategy uses 505(b)(2) studies, which may shorten clinical trial process and accelerate timeline to commercialization Developing a next generation antibody drug conjugate (ADC) technology platform that could potentially have better efficacy in various tumors having a broad range of target antigen expression levels when compared to current ADC benchmarks within the market FID-007 Drug Candidates Preclinical Target Indication Milestones Cytotoxic Head and Neck (H&N) (505(b)(2)) Interim Findings in June 2026 Ampullary or ICI Resistant (505(b)(2)) Go/No-go Based on H&N Study Clinical P1 Clinical P2 Clinical P3 FID-022 Cytotoxic Colon, Pancreatic, Ovarian, Bile Duct (505(b)(2)) Dosing completed for first 4 dose levels.  ADCs Undisclosed Solid Tumors

Financials

Summary of Financial Performance $85M Revenue in Q2 2026 $(84)M * Last Twelve Months (LTM) Operating Cash Flow as of Q2 2026 +7% year-over-year ($ in millions) 4% increase year-over-year *As of quarter-end, we had not yet received the $106M federal income tax refund which has been delayed due to constrained resources of the IRS. Note: All figures are rounded.

($ in millions) ($ in millions) ($ in millions) Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue, and Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue.  See appendices for Non-GAAP reconciliations of these figures. Note: All figures are rounded. Financial Performance: Revenue and Gross Margin

YTD 2026 Financial Performance Across Segments Non-GAAP metric excludes equity-based compensation, impairment loss, amortization of intangible assets, acquisition-related costs, and acquisition-related severance.  See Appendices for Non-GAAP reconciliations of these figures. Note: All figures are rounded.

YTD Revenue by Category Therapeutic development for drug candidates still in pre-commercial stage. Note: All figures are rounded. $156.5 $155.2 ($ in millions) -11% YoY +19% YoY 17% YoY

YTD 2026 Operating Expenses by Category Non-GAAP metric excludes equity-based compensation, impairment loss, amortization of intangible assets, acquisition-related costs, and acquisition-related severance.  See Appendices for Non-GAAP reconciliations of these figures. Note: All figures are rounded. ($ in millions) $16.2 $101.7 $82.2 $9.5

Strategies for Success Across Segments Balanced growth strategy Enhancing operational efficiency Building integration readiness Investing in core capabilities Strengthening financial discipline Target future Non-GAAP profitability Laboratory Services Completed enrollment for Phase 2  trial of FID-007 at YE 2025 Meeting confirmed with the FDA for 2H 2026; Phase 3 protocol development is on-going Phase 1 clinical trial for FID-022 progressing through dose escalation Therapeutic Development Target cash burn of ~$26M Non-GAAP profitability (income before income tax) excludes equity-based compensation, amortization of intangible assets, acquisition-related costs, any impairment loss, plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations.

2026 Financial Guidance Expected cash, cash equivalents, and investments in marketable securities of approximately $610 million as of December 31, 20262 This has accounted for the impact on weighted-average outstanding shares for shares repurchased up to date. Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program, or other expenditures outside the ordinary course of business, including M&A. This number further assumes receipt of approximately $106.0 million in tax refunds prior to December 31, 2026, which have been delayed as a result of constrained resources at the IRS; and assumes capital purchases of $12.0 million, no further repurchases under the stock repurchase program, and spend on the therapeutic development business of $26.0 million. The timing and amount of any future repurchases pursuant to the stock repurchase program will depend on a variety of factors, including the market price of Fulgent’s common stock, general market and economic conditions and other factors Fulgent’s board of directors may deem relevant. Note: All figures are rounded.

Balance Sheet

Appendix

Prenatal Screening for Genetic Conditions

Technology NGS Comprehensive NIPS utilizing coordinative allele-aware target enrichment (COATE) suppresses allelic hybridization bias Dual end sequencing retains cfDNA fragmentation characteristics Multi-dimensional analyses for allelic ratios, read-depth, cfDNA fragmentation pattern KNOVA technology is using features from both commonly used methods of NIPT (SNP-based and MPSS/counting methods). Additionally, we use proprietary technology that helps us better differentiate between maternal and fetal DNA. All of this increases the sensitivity and specificity of our test for both aneuploidies and monogenic conditions.

Fulgent NIPT/NIPS – Full Panel Aneuploidies - 6 13, 15, 16, 18, 21, 22 Aneuploidies (sex chr) Monosomy X (Turner), XXY (Kleinfelter), XXX (Triple X), XYY (Jacob) Microdeletions - 12 1p36; 2q33.1; 4p16; 5p15; 8q23; 9p; 11q23-25; 15q11.2-q13; 17p11.2; 18q; 18p; 22q11.2 Single genes - 56 ASXL1, BRAF, CBL, CD96, CDKL5, CHD7, COL10A1, COL11A1, COL1A1, COL1A2, COL2A1, EBP, EFNB1, ERF, FGFR1, FGFR2, FGFR3, FLNB, FREM1, GLI3, HDAC8, HNRNPK, HRAS, KAT6B, KMT2D, KRAS, LMNA, MAP2K1, MAP2K2, MECP2, NIPBL, NRAS, NSD1, NSDHL, PTPN11, RAD21, RAF1, RIT1, RUNX2, SHOC2, SKI, SLC25A24, SMC1A, SMC3, SNRPB, SOS1, SOS2, SOX9, SPECC1L, STAT3, TCF12, TRAF7, TSC1, TSC2, TWIST1, ZIC1

Detection Rates of KNOVA in High-Risk Pregnancies Aneuploidies - 6 13, 15, 16, 18, 21, 22 Aneuploidies (sex chr) Monosomy X (Turner), XXY (Kleinfelter), XXX (Triple X), XYY (Jacob) Microdeletions - 12 1p36; 2q33.1; 4p16; 5p15; 8q23; 9p; 11q23-25; 15q11.2-q13; 17p11.2; 18q; 18p; 22q11.2 Single genes - 56 ASXL1, BRAF, CBL, CD96, CDKL5, CHD7, COL10A1, COL11A1, COL1A1, COL1A2, COL2A1, EBP, EFNB1, ERF, FGFR1, FGFR2, FGFR3, FLNB, FREM1, GLI3, HDAC8, HNRNPK, HRAS, KAT6B, KMT2D, KRAS, LMNA, MAP2K1, MAP2K2, MECP2, NIPBL, NRAS, NSD1, NSDHL, PTPN11, RAD21, RAF1, RIT1, RUNX2, SHOC2, SKI, SLC25A24, SMC1A, SMC3, SNRPB, SOS1, SOS2, SOX9, SPECC1L, STAT3, TCF12, TRAF7, TSC1, TSC2, TWIST1, ZIC1 The detection rate was increased by 60.7% using KNOVA compared to standard NIPS in pregnancies with fetal anomalies.

Parenting Screens adults to determine their carrier status for recessive genetic disorders Newborn Screens newborns for genes associated with various severe genetic conditions Wellness Screens adults for genetic variants that indicate disease risk PD Aware Assesses genetic risk for Parkinson's Disease Consumer Initiated Tests – Picture Genetics Targeting the Large Consumer Market with Picture Genetics Launched in 2019 with significant growth amid COVID-19 A consumer-focused offering that merges clinical utility with accuracy of an accredited lab Extends Fulgent’s NGS capabilities to a broader market Validated by successfully scaling to hundreds of thousands of tests performed within months for COVID-19, after receiving an EUA Genetic tests utilizes complete sequencing (vs genotyping) by NGS analysis for better, more accurate results Patient-friendly with easy to use “order from home” model – no doctor office visits or insurance necessary, though many tests are eligible for reimbursement Select full service offering that includes analysis and genetic counseling support PGx Pharmacogenetic test that provides genetic insights on drug response

Non-GAAP Financial Adjustments Acquisition-related costs incurred in Q2 2025 were adjusted as the acquisition of ANP Technologies, Inc. was signed and closed during Q3 2025. Prior reporting included these costs in general and administrative operating expenses but did not remove them for Non-GAAP reporting.

Non-GAAP Financial Adjustments by Segment

Thank You

Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT